Exhibit 10.1

EXECUTION VERSION

VOTING AGREEMENT

This Voting Agreement (this “Agreement”) is entered into as of August 6, 2026 by and between Angelini Pharma S.p.A., an entity organized under the laws of Italy (“Parent”), and ____________ (“Stockholder”).

RECITALS

A. Stockholder is a holder of record and the “beneficial owner” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of certain shares of common stock of Catalyst Pharmaceuticals, Inc., a Delaware corporation (the “Company”).

B. Parent, Angelini Cielo Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and the Company are contemporaneously entering into an Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), pursuant to which, on the terms and subject to the conditions set forth therein, and in accordance with the General Corporation Law of the State of Delaware (the “DGCL”), Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation following the Merger.

C. In the Merger, each outstanding share of common stock of the Company (other than any Canceled Shares or Dissenting Shares, as such terms are defined in the Merger Agreement) is to be converted into the right to receive the Merger Consideration further described in the Merger Agreement.

D. Stockholder is entering into this Agreement in order to induce Parent to enter into the Merger Agreement and cause the Merger to be consummated.

AGREEMENT

The parties to this Agreement, intending to be legally bound, agree as follows:

SECTION 1. CERTAIN DEFINITIONS

For purposes of this Agreement:

(a) The terms “Acquisition Proposal,” “Effective Time,” “Person,” “Shares” and other capitalized terms used but not otherwise defined in this Agreement have the meanings assigned to such terms in the Merger Agreement.

(b) “Expiration Time” means the earliest of: (i) the termination of the Merger Agreement in accordance with its terms and (ii) the Effective Time.

(c) “Subject Securities” means: (i) all securities of the Company (including all Shares and all options, restricted stock units, warrants and other rights to acquire Shares) for which Stockholder is the “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) as of the date of this Agreement; and (ii) all additional securities of the Company (including all additional Shares and all additional options, restricted stock units, warrants and other rights to acquire Shares) for which Stockholder becomes the “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) during the Voting Period.

(d) A Person shall be deemed to have effected a “Transfer” of a security if such Person directly or indirectly: (i) sells, pledges, encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security to any Person other than Parent; (ii) enters into an agreement or commitment contemplating the possible sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest therein to any Person other than Parent; or (iii) reduces such Person’s beneficial ownership of or interest in such security.

(e) “Voting Period” means the period commencing on (and including) the date of this Agreement and ending at the Expiration Time.

SECTION 2. TRANSFER OF SUBJECT SECURITIES AND VOTING RIGHTS

2.1 Restriction on Transfer of Subject Securities. Subject to Section 2.3, during the Voting Period, Stockholder shall not cause or permit any Transfer of any of the Subject Securities to be effected (other than in the Merger). Without limiting the generality of the foregoing, during the Voting Period, Stockholder shall not tender, agree to tender or permit to be tendered any of the Subject Securities in response to or otherwise in connection with any tender or exchange offer.

2.2 Restriction on Transfer of Voting Rights. During the Voting Period, Stockholder shall ensure that: (a) none of the Subject Securities is deposited into a voting trust; and (b) no proxy is granted (except for the proxy granted to Parent in connection with this Agreement), and no voting agreement or similar agreement is entered into (except for the voting covenants contained in this Agreement), with respect to any of the Subject Securities.

2.3 Permitted Transfers. Section 2.1 shall not prohibit a Transfer of Subject Securities by Stockholder: (a) if Stockholder is an individual, (i) to any member of Stockholder’s immediate family, or to a trust for the benefit of Stockholder or any member of Stockholder’s immediate family, (ii) as a bona fide gift or charitable donation, or (iii) upon the death of Stockholder; or (b) if Stockholder is an entity, to one or more Affiliates; provided, however, that a Transfer referred to in this sentence shall be permitted only if, as a precondition to such Transfer, the transferee agrees in a written document, reasonably satisfactory in form and substance to Parent, to be bound by all of the terms of this Agreement. In addition, nothing in this Agreement shall prohibit the Transfer by Stockholder of Subject Securities issued to Stockholder on settlement of Company RSUs or on exercise of Company Stock Options, for the purpose of paying Taxes, satisfying Tax withholding obligations, or paying any exercise price in connection with such settlement or exercise; provided, that (except in the case of Company Stock Options expiring on December 2, 2026, which Company Stock Options may be exercised no more than five (5) Business Days prior to December 2, 2026 using a “sell-to-cover” transaction for the purpose of paying Taxes, satisfying Tax withholding obligations, or paying any exercise price in connection with such exercise, in each case, consistent with past practice) such Transfer shall not result, directly or indirectly, in any Person other than Stockholder or the Company receiving such Subject Securities.

SECTION 3. VOTING OF SHARES

3.1 Voting Covenant. Stockholder hereby agrees that, during the Voting Period, at any meeting of the stockholders of the Company (however called), and at every adjournment or postponement thereof, and in any action by written consent of stockholders of the Company, unless otherwise directed in writing by Parent, Stockholder shall cause any Subject Securities that are entitled to vote at such meeting to be voted:

(a) in favor of: (i) the Merger and the adoption of the Merger Agreement; (ii) each of the other actions contemplated by the Merger Agreement; and (iii) any action in furtherance of any of the foregoing;

(b) against any action or agreement that would reasonably be expected to result in a breach of any representation, warranty, covenant or obligation of the Company in the Merger Agreement; and

(c) against each of the following actions (other than the Merger and the other transactions contemplated in the Merger Agreement): (i) any other Acquisition Proposal; (ii) any reorganization, recapitalization, dissolution or liquidation of the Company or any of its Subsidiaries; (iii) any amendment to the organizational documents of the Company, which amendment would reasonably be expected to have the effect of (A) frustrating the purpose of, or breaching or nullifying any provision of, the Merger Agreement, (B) impeding, interfering with, preventing, delaying or adversely affecting the Merger or (C) changing the voting rights of any shares of capital stock of the Company; (iv) any material change in the capitalization of the Company or the Company’s corporate structure; and (v) any other action which is intended or would reasonably be expected, to impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any of the other transactions contemplated in the Merger Agreement, provided, that Stockholder shall vote in favor of any proposal to adjourn the Company Stockholders’ Meeting if there are not sufficient votes present at the Company Stockholders’ Meeting to approve the Merger Agreement.

3.2 Other Voting Agreements. During the Voting Period, Stockholder shall not enter into any agreement or understanding with any Person to vote or give any instruction in any manner inconsistent with clause “(a),” clause “(b)” or clause “(c)” of Section 3.1. Except as set forth in or contemplated by this Agreement, Stockholder may vote the Subject Securities in its discretion on all matters submitted for the vote of the Company Stockholders or in connection with any meeting or written consent of the Company Stockholders.

3.3 Proxy.

(a) Contemporaneously with the execution of this Agreement, Stockholder shall deliver to Parent a proxy in the form attached to this Agreement as Exhibit A, which shall (at all times during the Voting Period) be irrevocable to the fullest extent permitted by law with respect to the shares referred to therein, and shall automatically terminate in its entirety at the Expiration Time (the “Proxy”).

(b) Stockholder shall not enter into any tender, voting or other similar agreement, or grant a proxy or power of attorney, with respect to any of the Subject Securities that is inconsistent with this Agreement or otherwise take any other action with respect to any of the Subject Securities that would reasonably be expected to restrict, limit or interfere with the performance of any of Stockholder’s obligations hereunder or any of the actions contemplated hereby.

SECTION 4. WAIVER OF APPRAISAL RIGHTS

Stockholder hereby irrevocably and unconditionally waives, to the fullest extent of the law, and agrees to cause to be waived and not to assert any appraisal rights, any dissenter’s rights and any similar rights under Section 262 of the DGCL with respect to all of the Subject Securities with respect to the Merger.

SECTION 5. REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER

Stockholder hereby represents and warrants to Parent as follows:

5.1 Authorization, etc. Stockholder has full power and authority and legal capacity to execute and deliver this Agreement and the Proxy and to perform Stockholder’s obligations hereunder and thereunder. This Agreement and the Proxy have been duly executed and delivered by Stockholder and constitute legal, valid and binding obligations of Stockholder, enforceable against Stockholder in accordance with their terms, subject to: (a) laws of general application relating to bankruptcy, insolvency and the relief of debtors; and (b) rules of law governing specific performance, injunctive relief and other equitable remedies. Stockholder and its Representatives have reviewed and understand the terms of this Agreement, and Stockholder has had the opportunity to consult with Stockholder’s legal counsel in connection with this Agreement.

5.2 No Conflicts or Consents.

(a) The execution and delivery of this Agreement and the Proxy by Stockholder does not, and the performance of this Agreement and the Proxy by Stockholder will not: (i) conflict with or violate any applicable Laws or Order binding on Stockholder or by which Stockholder or any of Stockholder’s properties is or may be bound or affected in any material respect; or (ii) result in or constitute (with or without notice or lapse of time or both) any breach of or default under, or give to any Person (with or without notice or lapse of time or both) any right of termination, amendment, acceleration or cancellation of, or result (with or without notice or lapse of time or both) in the creation of any Encumbrance on any of the Subject Securities pursuant to, any Contract to which Stockholder is a party or by which Stockholder or any of Stockholder’s affiliates or properties is or may be bound or affected.

(b) The execution and delivery of this Agreement and the Proxy by Stockholder does not, and the performance of this Agreement and the Proxy by Stockholder will not, require any consent of any Person. Stockholder is not, nor will Stockholder be, required to give any notice to any person in connection with the execution, delivery or performance of this Agreement or the Proxy.

5.3 Title to Securities. As of the date of this Agreement: (a) Stockholder is the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act), free and clear of any Encumbrances, of the number of outstanding Shares set forth under the heading “Voting Shares” on the signature page of this Agreement; (b) Stockholder holds (free and clear of any Encumbrances) the Company Options, Company RSUs and other rights to acquire Shares set forth under the heading “Options, RSUs and Other Rights” on the signature page of this Agreement; and (c) Stockholder does not directly or indirectly own, beneficially or of record, any shares of capital stock or other securities of the Company, or any option, restricted stock unit, warrant or other right to acquire (by purchase, conversion or otherwise) any shares of capital stock or other securities of the Company, other than the shares, options, restricted stock units and other rights set forth on the signature page of this Agreement.

5.4 Accuracy of Representations. The representations and warranties contained in this Section 5 are accurate and complete in all respects as of the date of this Agreement, and will be accurate and complete in all respects as of the date of the Company Stockholders’ Meeting (and the date of each adjournment or postponement thereof, if any) as if made as of the date of the Company Stockholders’ Meeting (and as of the date of each such adjournment or postponement thereof, if any), other than in the case of any increase in the number of Subject Securities acquired by the Stockholder following the date of this Agreement.

SECTION 6. MISCELLANEOUS

6.1 Stockholder Information. Stockholder hereby agrees to permit Parent, Merger Sub and the Company to (a) publish and disclose in the Proxy Statement, any current report on Form 8-K or any other document or schedule required to be filed with the SEC or any other regulatory authority in connection with the Merger (collectively, the “Public Filings”), Stockholder’s identity and ownership of Shares and the nature of Stockholder’s commitments, arrangements and understandings under this Agreement and (b) file this Agreement as an exhibit to any Public Filing. Nothing in this Agreement shall preclude Stockholder from making such filings as are required by the SEC or any other regulatory authority in connection with the entering into of this Agreement.

6.2 No Solicit. Subject to Section 6.3, and subject to Stockholder’s right to take any action in Stockholder’s capacity as a director or officer or employee of the Company that may be necessary to further the exercise by the Company of its rights under the Merger Agreement, Stockholder agrees that, during the Voting Period, Stockholder shall not directly or indirectly, and shall ensure that each Representative of Stockholder does not, directly or indirectly: (a) solicit, initiate, seek, knowingly encourage or knowingly facilitate any inquiry, offer or proposal that constitutes or that could reasonably be expected to result in an Acquisition Proposal, (B) engage or participate in any discussions or negotiations regarding, or furnish to any third party any non-public information in connection with or with the intent to encourage, or knowingly facilitate in any way any effort by, any third party in furtherance of any Acquisition Proposal (it being understood that notifying such Person of the existence of this Section 6.2 shall not be a breach of this Section 6.2), (C) approve or recommend an Acquisition Proposal, (D) enter into any letter of intent, memorandum of understanding, acquisition agreement, merger agreement, share purchase agreement, asset purchase agreement or other similar agreement providing for or relating to an Acquisition Proposal, or (E) authorize, commit or publicly propose or agree to do any of the foregoing.

6.3 Fiduciary Duties. Stockholder is entering into this Agreement solely in Stockholder’s capacity as an owner of Subject Securities, and Stockholder shall not be deemed to be making any agreement in this Agreement in Stockholder’s capacity as a director or officer or employee of the Company, and nothing in this Agreement or the Proxy granted hereunder shall in any way limit Stockholder’s ability to take or fulfill, or refrain from taking or fulfilling, actions or fiduciary duties as, a director or officer or employee of the Company.

6.4 Termination. This Agreement and the Proxy granted hereunder shall terminate at the Expiration Time; provided, however, that (a) the provisions of this Section 6 (other than Sections 6.1, 6.2 and 6.3) shall survive any termination of this Agreement and (b) the termination of this Agreement shall not relieve Stockholder from any liability arising from any intentional breach of any representation, warranty, covenant or other provision of this Agreement prior to such termination.

6.5 Further Assurances. From time to time and without additional consideration, Stockholder shall execute and deliver, or cause to be executed and delivered, such additional certificates, proxies, consents and other instruments, and shall take such further actions, as Parent may reasonably request (prior to, at or after the Closing) for the purpose of carrying out and furthering the intent of this Agreement.

6.6 Expenses. All costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such costs and expenses.

6.7 Notices. Each notice, request, demand or other communication under this Agreement shall be in writing and shall be deemed to have been duly given, delivered or made as follows: (a) if delivered by hand or sent by registered or certified mail in the United States, return receipt requested, when delivered; (b) if sent by registered, certified or first class mail, the third Business Day after being sent; (c) if sent via an international courier service, three Business Days after being delivered to such courier; and (d) if sent by email, when sent, provided that (i) the subject line of such email states that it is a notice delivered pursuant to this Agreement and (ii) the sender of such email does not receive a written notification of delivery failure. All notices and other communications hereunder shall be delivered to the address or email address set forth beneath the name of such party below (or to such other address or email address as such party shall have specified in a written notice given to the other party hereto):

if to Stockholder:

at the address set forth on the signature page of this Agreement; and

if to Parent:

Angelini Pharma S.p.A.

Viale Amelia, 70,

00181 Rome, Italy

Attention: Enrica Dogali

Email: [***]

with a copy (which shall not constitute notice) to:

Hogan Lovells US LLP

390 Madison Ave

New York, NY 10017

Attention:  Peter Cohen-Millstein

Email:     [***]

and to:

Hogan Lovells Studio Legale

Attention:  Ferigo Foscari; Andrei Pretti

Email:     [***]

       [***]

6.8 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this Agreement or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision of this Agreement is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term or provision.

6.9 Entire Agreement. This Agreement and the Proxy and any other documents delivered by the parties hereto in connection herewith and therewith constitute the entire agreement between the parties hereto with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both written and oral, between the parties with respect thereto.

6.10 Amendments. This Agreement may not be amended, modified, altered or supplemented other than by means of a written instrument duly executed and delivered on behalf of Parent and Stockholder.

6.11 Assignment; Binding Effect; No Third Party Rights. Except as provided herein, neither this Agreement nor any of the interests or obligations hereunder may be assigned or delegated by Stockholder without the prior written consent of Parent, and any attempted or purported assignment or delegation of any of such interests or obligations shall be null and void. Subject to the preceding sentence, this Agreement shall be binding upon Stockholder and Stockholder’s heirs, estate, executors and personal representatives and Stockholder’s successors and assigns, and shall inure to the benefit of Parent and its successors and assigns. Without limiting any of the restrictions set forth in Section 2, Section 3 or elsewhere in this Agreement, this Agreement shall be binding upon any Person to whom any Subject Securities are transferred. Nothing in this Agreement is intended to confer on any Person (other than Parent and its successors and assigns) any rights or remedies of any nature.

6.12 Specific Performance. The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement or the Proxy required to be performed by either of the parties hereto were not performed in accordance with its specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. Stockholder agrees that, in the event of any breach or threatened breach by Stockholder of any covenant or obligation contained in this Agreement or in the Proxy, Parent shall be entitled, without any proof of actual damages (and in addition to any other remedy that may be available to it at law or in equity, including monetary damages) to obtain: (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation; and (b) an injunction restraining such breach or threatened breach. Stockholder further agrees that neither Parent nor any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 6.12, and Stockholder irrevocably waives any right Stockholder may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

6.13 Applicable Law; Jurisdiction; Waiver of Jury Trial.

(a) This Agreement, and any action, suit or other legal proceeding arising out of or relating to this Agreement (including the enforcement of any provision of this Agreement) (whether at law or in equity, whether in contract or in tort or otherwise), shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware, regardless of the choice of laws principles of the State of Delaware, as to all matters, including matters of validity, construction, effect, enforceability, performance and remedies. In any action between any of the parties hereto arising out of or relating to this Agreement (whether at law or in equity, whether in contract or in tort or otherwise), each of the parties hereto: (i) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware in and for New Castle County, Delaware (unless the federal courts have exclusive jurisdiction over the matter, in which case the United States District Court for the District of Delaware); (ii) agrees that it will not attempt to deny or defeat such jurisdiction by motion or other request for leave from such court; and (iii) agrees that it will not bring any such action in any court other than the Court of Chancery of the State of Delaware in and for New Castle County, Delaware (unless the federal courts have exclusive jurisdiction over the matter, in which case the United States District Court for the District of Delaware). Service of any process, summons, notice or document to any party’s address and in the manner set forth in Section 6.7 shall be effective service of process for any such action.

(b) EACH PARTY ACKNOWLEDGES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH PARTY ACKNOWLEDGES, AGREES AND CERTIFIES THAT: (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD, IN THE EVENT OF LITIGATION, SEEK TO PREVENT OR DELAY ENFORCEMENT OF SUCH WAIVER; (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER; (iii) IT MAKES SUCH WAIVER VOLUNTARILY; AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.13.

6.14 Counterparts; Exchanges by Electronic Delivery. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same instrument. The exchange of a fully executed Agreement (in counterparts or otherwise) by electronic transmission in .PDF format shall be sufficient to bind the parties hereto to the terms of this Agreement.

6.15 Captions. The captions contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

6.16 Waiver. No failure on the part of Parent to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of Parent in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. Parent shall not be deemed to have waived any claim available to Parent arising out of this Agreement, or any power, right, privilege or remedy of Parent under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of Parent; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

6.17 Independence of Obligations. The covenants and obligations of Stockholder set forth in this Agreement shall be construed as independent of any other Contract between Stockholder, on the one hand, and the Company or Parent, on the other. The existence of any claim or cause of action by Stockholder against the Company or Parent shall not constitute a defense to the enforcement of any of such covenants or obligations against Stockholder. Nothing in this

Agreement shall limit any of the rights or remedies of Parent under the Merger Agreement, or any of the rights or remedies of Parent or any of the obligations of Stockholder under any agreement between Stockholder and Parent or any certificate or instrument executed by Stockholder in favor of Parent; and nothing in the Merger Agreement or in any other such agreement, certificate or instrument, shall limit any of the rights or remedies of Parent or any of the obligations of Stockholder under this Agreement.

6.18 Construction.

(a) For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include the masculine and feminine genders.

(b) The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

(c) All references to days or months shall be deemed references to calendar days or months unless otherwise specified herein.

(d) As used in this Agreement, the word “including” and words of similar import shall mean including without limiting the generality of any description preceding such term, unless otherwise specified.

(e) Except as otherwise indicated or if the context otherwise requires: (i) all references in this Agreement to “Sections” and “Exhibits” are intended to refer to Sections of this Agreement and Exhibits to this Agreement; (ii) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision of this Agreement; (iii) any definition of or reference to any agreement, instrument or other document or any Law in this Agreement shall be construed as referring to such agreement, instrument or other document or Law as from time to time amended, supplemented or otherwise modified; and (iv) any statute defined or referred to in this Agreement shall include all rules and regulations promulgated thereunder.

(f) Any reference to any Governmental Body includes any successor to that Governmental Body; and any applicable Legal Requirement refers to such applicable Legal Requirement as amended, modified, supplemented, or replaced from time to time (and, in the case of statutes, include any rule and regulation promulgated under such statute) and references to any section of any applicable Legal Requirement includes any successor to such section (provided that, for purposes of any representation and warranty in this Agreement that is made as of a specific date, references to any Legal Requirement shall be deemed to refer to such Legal Requirement, as amended, and to any rule or regulation promulgated thereunder, in each case, as of such date).

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

Angelini Pharma S.p.A.

By:

Name

Title

Stockholder

Signature

Printed Name

Address:

c/o Catalyst Pharmaceuticals, Inc. 355 Alhambra Circle, Suite 801 Coral Gables, FL 33134

Voting Shares	Options, RSUs and Other Rights

[Signature Page to Voting Agreement]

Exhibit A

Form of Irrevocable Proxy

IRREVOCABLE PROXY

The undersigned stockholder (the “Stockholder”) of Catalyst Pharmaceuticals, Inc., a Delaware corporation (the “Company”), hereby irrevocably (to the fullest extent permitted by law) appoints and constitutes Angelini Pharma S.p.A., an entity organized under the laws of Italy (“Parent”), and each of them, the attorneys and proxies of the Stockholder, with full power of substitution and resubstitution, to the full extent of the Stockholder’s rights with respect to all Subject Securities (as defined in the Voting Agreement, dated as of the date hereof, between Parent and the Stockholder (the “Voting Agreement”)) that are entitled to vote at any meeting of the stockholders of the Company (the “Shares.”) Upon the execution of this proxy, all prior proxies given by the Stockholder with respect to any of the Shares are hereby revoked, and the Stockholder agrees that no subsequent proxies will be given with respect to any of the Shares. Capitalized terms used in this proxy and not defined have their respective meanings in the Voting Agreement.

This proxy is irrevocable, is coupled with an interest and is granted in connection with, and as security for, the Voting Agreement, and is granted in consideration of Parent entering into the Agreement and Plan of Merger, dated as of the date hereof, among Parent, Angelini Cielo Inc., a wholly-owned subsidiary of Parent, and the Company (the “Merger Agreement”). This proxy will terminate and be of no further force or effect at the Expiration Time (as defined in the Voting Agreement).

The attorneys and proxies named above will be empowered, and shall exercise this proxy, to vote the Shares at any time prior to the Expiration Time at any meeting of the stockholders of the Company (however called) and at every adjournment or postponement thereof:

(a) in favor of: (i) the Merger and the adoption of the Merger Agreement; (ii) each of the other actions contemplated by the Merger Agreement; and (iii) any action in furtherance of any of the foregoing;

(b) against any action or agreement that would reasonably be expected to result in a breach of any representation, warranty, covenant or obligation of the Company in the Merger Agreement; and

(c) against each of the following actions (other than the Merger and the other transactions contemplated in the Merger Agreement): (i) any other Acquisition Proposal; (ii) any reorganization, recapitalization, dissolution or liquidation of the Company or its Subsidiary; (iii) any amendment to the organizational documents of the Company, which amendment would reasonably be expected to have the effect of (A) frustrating the purpose of, or breaching or nullifying any provision of, the Merger Agreement, (B) impeding, interfering with, preventing, delaying or adversely affecting the Merger or (C) changing the voting rights of any shares of capital stock of the Company; (iv) any material change in the capitalization of the Company or the Company’s corporate structure; and (v) any other action which is intended or would reasonably be expected, to impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any of the other transactions contemplated in the Merger Agreement; provided, that Parent may vote in favor of any proposal to adjourn the Company Stockholders’ Meeting if there are not sufficient votes present at the Company Stockholders’ Meeting to approve the Merger Agreement.

The attorneys and proxies named above may not exercise this proxy on any matter not referred to in this proxy. The Stockholder may vote the Shares on all other matters not referred to in this proxy, and the attorneys and proxies named above may not exercise this proxy with respect to such other matters.

This proxy shall be binding upon the heirs, estate, executors, personal representatives, successors and assigns of the Stockholder (including any transferee of any of the Shares).

Any term or provision of this proxy that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the Stockholder agrees that the court making such determination shall have the power to limit such term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this proxy shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term or provision.

Dated: May 6, 2026

Stockholder

Signature

Printed Name

Number of Shares as of the date of this proxy: